GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares

(as applicable) of the

Goldman Sachs Small/Mid Cap Growth Fund

Goldman Sachs Technology Opportunities Fund

(the “Funds”)

Supplement dated February 4, 2019 to the

Prospectuses and Statement of Additional Information (“SAI”),

each dated December 28, 2018, as supplemented to date

Effective immediately, Michael DeSantis will no longer serve as a portfolio manager for the Funds. In addition, effective immediately, Jessica Katz will serve as a portfolio manager for the Goldman Sachs Small/Mid Cap Growth Fund. Daniel Zimmerman will continue to serve as a portfolio manager for the Goldman Sachs Small/Mid Cap Growth Fund. Steven M. Barry, Sung Cho and Charles “Brook” Dane will continue to serve as portfolio managers for the Goldman Sachs Technology Opportunities Fund.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

All references to Mr. DeSantis in the Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Small/Mid Cap Growth Fund—Summary—Portfolio Management” section of the Prospectuses:

Portfolio Managers: Daniel Zimmerman, CFA, Managing Director, has managed the Fund since 2014; and Jessica Katz, Vice President, has managed the Fund since 2019.

The following row is added to the table in the “Fundamental Equity U.S. Equity Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Jessica Katz Vice President	Portfolio Manager— Small/Mid Cap Growth Fund	Since 2019	Ms. Katz is a Portfolio Manager for the Fundamental Equity U.S. Equity Team. She has primary research responsibilities for the Energy and Industrials sectors across the U.S. Equity Strategies. Prior to joining the Investment Adviser, she spent over seven years as a Research Analyst at Eaton Vance Management. She began her investment career at Fidelity Investments, where she was an Industrials Specialist.

This Supplement should be retained with your Prospectuses and SAI for future reference.

EQG2PMCHG23STK 02-19